UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: May 9, 2019
(Date of earliest event reported)

FORD MOTOR COMPANY
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190
(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	F	New York Stock Exchange

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 9, 2019, our Annual Meeting of Shareholders was held. The matters voted upon and the results of the vote were as follows:

Proposal One: Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Stephen G. Butler	4,471,246,582	155,377,750	18,207,313	1,402,056,610
Kimberly A. Casiano	4,484,109,571	141,084,925	19,637,149	1,402,056,610
Anthony F. Earley, Jr.	4,539,499,119	86,795,622	18,536,904	1,402,056,610
Edsel B. Ford II	4,422,085,626	210,950,252	11,795,767	1,402,056,610
William Clay Ford, Jr.	4,547,248,253	85,045,999	12,537,393	1,402,056,610
James P. Hackett	4,561,810,466	64,258,906	18,762,273	1,402,056,610
William W. Helman IV	4,544,488,518	81,150,195	19,192,932	1,402,056,610
William E. Kennard	4,517,313,612	108,623,024	18,895,009	1,402,056,610
John C. Lechleiter	4,543,657,057	81,488,267	19,686,321	1,402,056,610
John L. Thornton	4,398,931,789	225,927,780	19,972,076	1,402,056,610
John B. Veihmeyer	4,545,910,570	77,942,865	20,978,210	1,402,056,610
Lynn M. Vojvodich	4,546,233,680	80,652,203	17,945,762	1,402,056,610
John S. Weinberg	4,548,747,505	77,606,947	18,477,193	1,402,056,610

Proposal Two: Ratification of the Selection of the Independent Registered Public Accounting Firm.  A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm to audit the books of account and other corporate records of the Company for 2019 was adopted with the votes shown:

For	Against	Abstain	Broker Non-Votes
5,879,648,982	137,547,236	29,692,037	0

Proposal Three: Relating to an Advisory Vote by Shareholders to Approve the Compensation of the Named Executives. A proposal relating to a shareholder advisory vote to approve the compensation of the Named Executives was approved with the votes shown:

For	Against	Abstain	Broker Non-Votes
4,415,321,679	204,732,887	24,777,079	1,402,056,610

Proposal Four: Relating to Approval of the Tax Benefit Preservation Plan.  A proposal relating to the approval of the Tax Benefit Preservation Plan was approved with the votes shown:

For	Against	Abstain	Broker Non-Votes
4,516,497,260	106,379,782	21,954,603	1,402,056,610

Proposal Five: Relating to Consideration of a Recapitalization Plan to Provide that All of the Company’s Outstanding Stock Have One Vote Per Share. A proposal relating to consideration of a recapitalization plan to provide that all of the Company’s outstanding stock have one vote per share was rejected with the votes shown:

For	Against	Abstain	Broker Non-Votes
1,581,700,534	3,032,011,540	31,119,571	1,402,056,610

Proposal Six: Relating to Disclosure of the Company’s Lobbying Activities and Expenditures. A proposal relating to disclosure of the Company’s lobbying activities and expenditures was rejected with the votes shown:

For	Against	Abstain	Broker Non-Votes
761,192,689	3,854,612,768	29,026,188	1,402,056,610

Proposal Seven: Relating to Disclosure of the Company’s Political Activities and Expenditures. A proposal relating to disclosure of the Company’s political activities and expenditures was rejected with the votes shown:

For	Against	Abstain	Broker Non-Votes
868,665,611	3,747,024,602	29,141,432	1,402,056,610

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 14, 2019	By:	/s/ Corey M. MacGillivray
Corey M. MacGillivray
Assistant Secretary